UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 7, 2025
ATLANTIC INTERNATIONAL CORP.
(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue, Suite 2230
Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(zip code)
(201) 899-4470
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)
Securities registered or to be registered as pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As described under Item 5.07 of this Current Report on Form 8-K, at the Company’s 2025 Annual General Meeting of Stockholders held on November 7, 2025 (the “Annual Meeting”), the stockholders of the Company elected the following to serve as directors of the Company until the next Annual Meeting and until their successors are duly elected and qualified:

Jeffrey Jagid
Robert B. Machinist
Jeff Kurtz
David Solimine
David Pfeffer

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 7, 2025, the Company held its Annual General Meeting. Of the 59,525,488 shares of common stock of the Company outstanding on the record date of September 3, 2025, 26,274,428 shares were present at the Annual Meeting in person or by proxy, representing approximately 44.14% of the total outstanding shares eligible to vote and in excess of the one-third required for a quorum. All proposals passed, and the directors recommended by the Company were elected.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1 - Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey Jagid	26,195,849	78,579	236,626
Robert B. Machinist	26,134,042	140,386	236,626
Jeff Kurtz	25,913,202	361,226	236,626
David Solimine	25,917,024	357,404	236,626
David Pfeffer	26,201,367	73,061	236,626

Proposal 2 - Non-Binding Advisory on “Say on Pay” Vote

Votes For:	26,198,755
Votes Against:	75,663
Abstain:	10
Broker Non-Votes:	236,626

Proposal 3 - Non-Binding Advisory on the Frequency of the Future “Say on Pay” Votes - Every Three Years

One Year:	1,042,048
Two Years:	1,022
Three Years:	25,231,139
Abstain:	219
Broker Non-Votes:	236,626

Proposal 4 - The Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Votes For:	26,510,876
Votes Against:	170
Abstain:	8
Broker Non-Votes:	N/A

Proposal 5 - Approval of the Company’s 2025 Equity Omnibus Plan

Votes For:	25,425,033
Votes Against:	849,387
Abstain:	8
Broker Non-Votes:	236,626

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2025	ATLANTIC INTERNATIONAL CORP.

	By:	/s/ Jeffrey Jagid
Jeffrey Jagid
Chief Executive Officer
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